INCOME TAXES (Schedule of Deferred Tax Assets and Liabilities) (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryforward	$ 2,042,006	$ 1,623,458
Amortization	27,348	51,944
Stock option expense	373,456	68,477
Total gross deferred tax assets	2,442,810	1,743,879
Less: Deferred tax asset valuation allowance	(2,442,810)	(1,743,879)
Total net deferred tax assets